SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 20, 2013

Ford Credit Auto Lease Trust 2013-A

(Issuer of the notes)

Ford Credit Auto Lease Two LLC

(Depositor)

Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-173928-06	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 800-B3 One American Road Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

In connection with the issuance by Ford Credit Auto Lease Trust 2013-A (the “Trust”) of the asset backed securities (the “Notes”) described in the Prospectus Supplement, dated March 12, 2013, and the Prospectus, dated March 11, 2013, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Lease Two LLC, as registrant (the “Registrant”), the documents listed in Item 9.01(d) below are being filed.

The Notes are being issued on March 20, 2013 and are registered under the Registration Statement filed by the Registrant with the Securities and Exchange Commission under the file number 333-173928.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Katten Muchin Rosenman LLP, counsel to the Registrant, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.             Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits:

Exhibit No.	Description

Exhibit 5.1	Opinion of Katten Muchin Rosenman LLP with respect to legality.

Exhibit 8.1	Opinion of Katten Muchin Rosenman LLP with respect to federal income tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TRUST 2013-A

	By:	FORD MOTOR CREDIT COMPANY LLC, as Servicer

	By:	/s/ Susan J. Thomas
Name: Susan J. Thomas
Title: Secretary

Dated: March 20, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 5.1	Opinion of Katten Muchin Rosenman LLP with respect to legality.

Exhibit 8.1	Opinion of Katten Muchin Rosenman LLP with respect to federal income tax matters.